Supplement Dated September 28, 2015
To The Prospectus Dated April 27, 2015 For

RETIREMENT LATITUDESâ

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account – I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

1. CHANGES TO THE INVESTMENT DIVISIONS.

A.	Fund Name Changes, Sub-Adviser Changes and Investment Objective Changes

► Fund Name Changes. Effective September 28, 2015, the following Fund names changed. All references in the prospectus to the Prior Fund Names are revised to the corresponding Current Fund Name as follows:

Prior Fund Name	Current Fund Name
JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Natural Resources Fund
JNL/Eagle SmallCap Equity Fund	JNL Multi-Manager Small Cap Growth Fund
JNL/JPMorgan International Value Fund	JNL/Causeway International Value Select Fund
JNL/Mellon Capital Global 15 Fund	JNL/Mellon Capital Global 30 Fund

► Sub-Adviser Changes. The following sub-adviser changes are effective September 28, 2015:

a)
Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC replaced Eagle Asset Management, Inc. as the sub-advisers for the JNL/Eagle SmallCap Equity Fund. In connection with the change of sub-adviser, the name of the JNL/Eagle SmallCap Equity Fund changed to the JNL Multi-Manager Small Cap Growth Fund.

b)
Causeway Capital Management LLC replaced J.P. Morgan Investment Management Inc.as the sub-adviser for the JNL/JPMorgan International Value Fund. In connection with the change of sub-adviser, the name of the JNL/JPMorgan International Value Fund changed to the JNL/Causeway International Value Select Fund.

► Investment Objective Changes.  Effective September 28, 2015, the prospectus is revised as follows:

Under the section titled "INVESTMENT DIVISIONS", the brief statements of the corresponding investment objective for the following Funds are revised as follows, whether or not in connection with a name or sub-adviser change or the addition of new Funds:

JNL Series Trust

JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund)
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund's investments.

JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)
Jackson National Asset Management, LLC (and Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.  The Fund, under normal circumstances, invests at least 80% of its assets in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL Variable Fund LLC

JNL/Mellon Capital Global 30 Fund (formerly, JNL/Mellon Capital Global 15 Fund)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stocks of certain companies which are components of the Dow Jones Industrial Average, the Financial Times Ordinary Index and the Hang Seng Index.
B.	New Fund

► The JNL/Mellon Capital Nasdaq 25 Fund (the "Fund") was closed to new contract holders effective April 30, 2012. Effective September 28, 2015, the Fund is open to all new and existing contract owners.

The prospectus is revised as follows:

a)	The JNL/Mellon Capital Nasdaq® 25 Fund is added to the Fund list on the back of the front page of the prospectus under the JNL Variable Fund LLC.

b)	Under the section titled "FEES AND EXPENSES TABLES", the fee tables titled "Total Annual Fund Operating Expenses," are revised by adding the information for the JNL/S&P 4 Fund as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Variable Fund LLC
JNL/Mellon Capital Nasdaq® 25	0.29%	0.20%	0.19% G	0.00%	0.68%

G	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

C.	Trademarks, Service Marks, and Related Disclosures

► Under Appendix A, "Trademarks, Service Marks, and Related Disclosure", all references to the "Dow Jones U.S. Contrarian Opportunities" are deleted.

2. LIFEGUARD FREEDOM FLEX DB.

The disclosure for the LifeGuard Freedom Flex DB is updated to clarify that in Missouri and Washington State the monthly charges are deducted over the applicable Investment Divisions only. The prospectus is revised as follows:

► Under the section titled "CONTRACT CHARGES", in the subsection titled "Death Benefit Charges", the third paragraph of the disclosure applicable to the LifeGuard Freedom Flex DB beginning on page 31 is revised to read as follows:

We deduct the charge from your Contract Value.  The charge is deducted from the allocations to the Investment Divisions and the Fixed Account Options in the same proportions that the respective allocations bear to your Contract Value.  In Missouri and Washington State, the monthly charges are deducted in the same manner, but deducted over the applicable Investment Divisions only. The charge is deducted from the Investment Divisions by the redemption of Accumulation Units attributable to your Contract rather than as an asset based charge applied to the assets of all Contract Owners who elected the optional death benefit.  The charge is deducted from the Fixed Account by a dollar reduction in the Fixed Account Contract Value.  While the charge is deducted from Contract Value, it is calculated based on the applicable percentage of the GMWB Death Benefit.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

______________________________
(To be used with JMV5765 04/15)

JMV15881 09/15